Exhibit 99.1
Armstrong World Industries Investor Overview November 17, 2010

Safe Harbor Statement This presentation contains “forward-looking statements” related to Armstrong World Industries, Inc.’s, future financial performance. Our results could differ materially from the results discussed in these forward-looking statements due to known and unknown risks and uncertainties. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. We undertake no obligation to update any forward-looking statement beyond what is required by applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP is available on the Investor Relations page of our website at www.armstrong.com.

Armstrong at a Glance Leading manufacturer of floors and ceilings for use in renovation and new construction. Significant U.S. cabinets’ business. $2.8 billion in sales in 2009 #1 in businesses representing 80% of sales Serving global customers from nine countries 35 manufacturing locations Approximately 10,200 employees Approximately $2.7 billion market capitalization Announced plan to pay an $800M special dividend in 2010 Significant NOL carry forward 58 million diluted shares outstanding 400k average daily trading volume 64% owned by Armstrong Asbestos Trust and Armor TPG ‘AWI’ on the NYSE Since October 2006 emergence from asbestos-related bankruptcy Company Overview 3

History 1998 Sales Mix: 2009 Sales Mix: Residential/Commercial Residential/Commercial was 65/35 was 40/60 Managing for Profitability 1998 2001 — 2006 2007 2008 — 2009 Significant geographic Asbestos-related Strategic review and sale Strategic focus in soft and product line bankruptcy process in declining residential residential and declining expansion: market: commercial markets: Manufacturing and • Hardwood floors overhead restructuring • Improved product mix • Ensure innovation • Cabinets Significant growth in • Increased manufacturing Commercial products productivity • Align costs with • DLW (European flooring) changing environment • Commercial volume growth • Expand revenue • Position company to • Deliver earnings growth • Ensure ongoing opportunities deliver sustainable profitability and profitability preserve cash Company Overview 4

AWI Key Strategies 1 Profitable Growth in Americas 2 Expand the Core Increase share and mix Drive growth in China and India selectively Build vinyl plant in China Leverage Lancaster glass Expand presence in Eastern investment Europe and Middle East 3 Restructure Floor Europe 4 Innovation Leadership Further SG&A reduction Environmental leadership Close unprofitable plants and/or _____ Unmatched product portfolio sell assets 5 Drive Out Cost Ability to return cash to 6 shareholders Transform the business through $ 500M in surplus cash Lean Unlevered balance sheet Reduce SG&A while funding priority initiatives Company Overview 5

Business Segment and End-Use Profile $2,800 Commercial renovation N.A. >70% renovation Commercial new $1,100 Residential renovation Residential new 40% 50% $700 20% 35% $500 5% $350 15% 55% 40% 30% $150 60% 45% 45% 30% 40% 55% 10% 10% 10% 5% Cabinets Resilient Flooring Resilient Flooring Hardwood Building Products Consolidated (Int’l) (N.A.) Flooring (Ceilings) * Based on 2009 Sales Majority of business is renovation — dampens cycles Company Overview 6

Business Segment Profile 2010 Sep YTD Operating Income Adjusted Cabinets Resilient (3%) Flooring 16% Wood Flooring (2%) Building Products Ceilings 89% — Excludes unallocated corporate expense Building Products delivers the bulk of worldwide income and has remained profitable through the economic cycle Company Overview 7

Industry Structure/Competitive Position European Building U.S. Resilient Resilient Hardwood Products Cabinets Market Leadership Competitor Concentration Industry Capacity Utilization Low-Cost Manufacturer Key Favorable Neutral Unfavorable Armstrong continuously focused on competitive dynamics Company Overview 8

Business Segment Overview

Worldwide Business Overview — Building Products North America Mkt AWI Europe, Africa, Middle- East Asia, Australia Size Rank (B ft2) Mkt AWI Mkt AWI Commercial 1.4 1 Size Rank Size Rank (B ft2) (B ft2) Residential 0.4 1 Western 1.2 1 China 0.2 1 Eastern 0.5 1 Australia 0.04 1 Africa / Mid- 0.3 1 India 0.05 1 East SE Asia 0.08 1 Worldwide market leader in suspended ceilings Building Products 10

ABP Key Strategies 1 Best Product Portfolio 2 Complete Market Coverage Complete product offering Specialties business in Europe Metal ceilings Distribution in Russia Win versus soft fiber in Europe Acoustical ceilings in China 3 Low-Cost Manufacturing 4 Innovation Leadership Capacity management Environmental leadership Grid plant in India “Green” product attributes Mineral wool plant in West _____ Recycling program Virginia 5 Price and Mix Growth 6 Best-in-Class Service/Quality Price to recover inflation Distributor self-service Sweeten the mix with new product forms Building Products 11

Building Products (ABP) Sales by Geography Ceilings & Grid ($ -Millions) Global market leader 600 Brand 532 Innovation Go-to-Market Low cost 400 >90% sales commercial 246 Grid — 50/50 joint venture 200 84 0 Americas Europe Asia Contribution of WAVE JV Profit to Operating Margin 4% Worldwide Adjusted Operating Profit Margin 19% Note: 2010 Sep YTD New product development and manufacturing technology managed globally Building Products 12

Worldwide Business Overview — Floor Products * Europe, Africa, Middle-East North America Mkt AWI Mkt AWI Asia, Australia Size Rank Size Rank (B ft2) Mkt AWI (B ft2) Size Rank Central 0.3 1 Commercial 1.0 1 (B ft2) Eastern / 0.3 5 China 0.4 2 Residential 2.0 1 Africa / Mid-East Australia 0.1 2 Wood 0.6 1 Western 0.9 3-5 India 0.01 1 Europe SE Asia 0.1 1 Global presence with market leadership in most regions * Market figures excludes segments in which we do not participate Worldwide Floor Products 13

AFP Key Strategies 1 Best Product Portfolio 2 Complete Market Coverage Offer broadest assortment Brand leadership Drive mix Merchandising presence Quality leadership Sales coverage effectiveness 3 Low-Cost Manufacturing 4 Innovation Leadership Lancaster glass investment Environmental leadership Hardwood productivity Hardwood FSC certification Commercial sheet costs Expand non-PVC offering 5 Drive Growth in Asia 6 Restructure Europe Investment in vinyl plant in China Further SG&A reduction Increase coverage in India Close unprofitable plants and/or sell assets Worldwide Floor Products 14

Floor Products (AFP) Sales by Geography Resilient & Wood Worldwide Resilient ($ -Millions) Wood 600 511 400 371 211 200 62 0 Americas Americas Europe Asia Worldwide Adjusted Operating Profit Margin 2% excluding Europe 4% Note: 2010 Sep YTD Continued profitability through bottom of residential downturn Worldwide Floor Products 15

AFP-NA Market Share Trends Residential Commercial Sales % Change vs. Prior Yr Sales % Change vs. Prior Yr 2007 2008 2009 2007 2008 2009 Resilient Resilient Market (14) (16) (17) Market 3 (6) (17) Armstrong (9) (9) (8) Armstrong 6 FLAT (16) Share Trend _____ Share Trend _____ Hardwood Market (17) (25) (26) Armstrong (6) (20) (17) Share Trend _____ Consistent share gain in a tough market North American Floor Products 16

European Floor Products 2010 Sep YTD Residential Sales $211M 12% Operating Loss(1) $ 13M Vinyl 12% (1) Excludes any restructuring expense Other Linoleum Challenges 18% 37% Scale disadvantage in manufacturing and SG&A Outdated manufacturing processes in all but linoleum Further market deterioration in 2009 & early 2010 Vinyl 33% Solution Commercial _____ Dramatic SG&A reduction 88% Close unprofitable plant(s) and invest to make competitive Sell assets Committed to eliminating loss European Floor Products 17

Cabinets Current Situation 2010 YTD Sales = $106M Small player...<5% share Focus on small-/medium-size builder Go-to-Market Remodel % of Sales 45% New Company-Owned 55% 61% Service Centers Distribution 19% Multi-Family 20% Strategy Product/service execution Improve Service Center productivity Reduce manufacturing costs Cabinets 18

Financial Overview

Financial Summary Profitable through downturn and positive net debt balance sheet Focus on cost control / productivity Strong free cash flow Operating margins and return on capital return to >10% in 2012 Continuing to fully invest in businesses _____ Strong liquidity position — allows for return cash to shareholders _____ Positioned for considerable operational leverage on modest market recovery Financial Outlook 20

Operating Income Bridge (2006-2009, Adjusted) Operating Income Bridge (2006-2009) (Millions) Figures rounded to nearest $5 million $170 $270 $55 ($ 5) $85 $ 160 ($ 385) ($ 30) 2006 Actual Price / Mix Volume Input Costs Mfg Costs SG&A WAVE 2009 Actual Cost reduction and improved price / mix significantly offset dramatic volume declines Financial Outlook 21

Operating Income Bridge (2009-2010 YTD, Adjusted) Operating Income Bridge (2009-2010 YTD) Figures rounded to nearest $1 million (Millions) $170 $8 $14 $36 $6 $131 ($ 18) ( $ 7) 2009 Sep YTD Price / Mix Volume Input Costs Mfg Costs SG&A WAVE 2010 Sep YTD Cost reduction offsets volume and input cost headwinds One-time costs lays foundation for earnings improvement Financial Outlook 22

Key Metrics(1) - Guidance 2010 2010 Estimate Range 2009 Actual Variance Net Sales 2,760 to 2,800 2,780 (1%) to 1% Operating Income(2) 185 to 195 157 18% to 24% Earnings Per Share(3),(4),(5) $1.69 to $1.79 $1.44 17% to 24% Cash Flow 110 to 130 211 (50%) to (40%) (1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, accounting changes, etc. (2) As reported Operating Income: $127-137 million in 2010 and $91 million 2009. (3) Earnings per share reflect an adjusted tax rate of 42% for both 2010 and 2009. (4) As reported earnings per share: $0.76-$0.86 in 2010 and $1.36 in 2009. (5) Excludes impact from proposed refinancing. 23

Refinancing Transaction Overview Existing and Pro Forma Capitalization Actual 9/30/2010 As Adjusted 9/30/2010 Capitalization Amount Gross Lev. Adjustments Amount Gross Lev. Cash and Cash Equivalents $682.2 (455.0) $227.2 Revolving Credit Facility ($300) — -Term Loan A 240.0 (240.0) -Term Loan B 190.1 (190.1) -New Revolving Credit Facility ($250) -New Term Loan A 250.0 250.0 New Term Loan B 550.0 550.0 Total First Lien Debt $430.1 1.43x $800.0 2.63x Other Long-Term Debt 5.1 5.1 Industrial Revenue Bonds 10.0 10.0 Total Debt $445.1 1.48x $815.1 2.68x Book Stockholders’ Equity 1,943.7 (800.0) 1,143.7 Capitalization $2,388.8 $1,958.8 LTM 9/30/10 Adj EBITDA (1) $301.2 $304.5 (1) Pro Forma Adjusted EBITDA includes an add-back for stock-based compensation Financial Overview 24

Balance Sheet 12/31/2010 — Projected (Millions) $400 Maturity Profile $0 No significant maturities until 2015 ($ 400) ($ 800) (2%) (14%) Cash Term Loans Bonds IDBs/Other $700 Liquidity $500 $600 $500 100 Sufficient liquidity to manage $400 LCs operations, and execute capital 250 $300 Securitization spend and restructuring plans $200 Revolver $100 225 Cash $0 (75) ($ 100) ($ 200) Financial Outlook 25

Appendix

September YTD 2010 — Adjusted Operating Income to Reported Net Income 2010 2009 V Operating Income - Adjusted (1) $170 $131 $39 Foreign Exchange Movements — - 1 Laminate Duty Refund 7 — 7 Cost Reduction Initiatives (44) (7) (37) Fixed Asset Impairments (8) — (8) Executive Transition (14) — (14) Accelerated Vesting — (32) 32 Operating Income — As Reported $111 $92 $19 Interest (Expense) Income (6) (12) 6 EBT $105 $80 $25 Tax (Expense) Benefit (73) 2 (75) Net Income $32 $82 ($50) (1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, accounting changes, etc. Figures also exclude the impact of foreign exchange movements and discontinued operations. 27

Consolidated Results Third Quarter 2010 Comparability(1) FX(2) 2010 2009 Comparability(1) FX(2) 2009 Reported Adjustments Adj Adjusted Reported Adjustments Adj Adjusted Net Sales 740 — 25 765 753 — 14 767 Operating Income 45 37 1 83 44 34 1 79 EPS $0.42 $0.40 $0.01 $0.83 $1.12 ($0.37) $0.01 $0.76 September Year-to-Date 2010 Comparability(1) FX(2) 2010 2009 Comparability(1) FX(2) 2009 Reported Adjustments Adj Adjusted Reported Adjustments Adj Adjusted Net Sales 2,124 — 56 2,180 2,127 — 69 2,196 Operating Income 111 59 — 170 92 38 1 131 EPS $0.55 $1.08 — $1.63 $1.43 ($0.22) $0.01 $1.22 (1) See earnings press release and 10-Q for additional detail on comparability adjustments. (2) Eliminates impact of foreign exchange movements. 28

Segment Operating Income (Loss) Third Quarter 2010 Comparability(1) 2010 2009 Comparability(1) 2009 Reported Adjustments Adjusted Reported Adjustments Adjusted Resilient Flooring 10 14 24 12 2 14 Wood Flooring (13) 10 (3) 11 — 11 Building Products 59 10 69 57 1 58 Cabinets (1) — (1) (3) 1 (2) Unallocated Corporate (10) 4 (6) (34) 32 (2) (Expense) Income September Year-to-Date 2010 Comparability(1) 2010 2009 Comparability(1) 2009 Reported Adjustments Adjusted Reported Adjustments Adjusted Resilient Flooring 15 15 30 7 4 11 Wood Flooring (14) 11 (3) 4 1 5 Building Products 155 12 167 132 2 134 Cabinets (6) 1 (5) (10) 1 (9) Unallocated Corporate (39) 20 (19) (41) 32 (10) (Expense) Income (1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail. 29